SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: October 15, 2002
HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)
HRSI FUNDING, INC. II (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-58400 (Commission File Numbers)	36-4423162 (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)		60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A and Class B notes, Series 2001-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A and Class B notes, Series 2001-2.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A, Class B and Class C notes, Series 2002-1.

99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A, Class B and Class C notes, Series 2002-2.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer and Administrator of and on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ L. S. Mattenson Laurie S. Mattenson Authorized Representative
Dated: October 30, 2002

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EXHIBIT INDEX

Exhibit Number		Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A and Class B notes, Series 2001-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A and Class B notes, Series 2001-2.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A, Class B and Class C notes, Series 2002-1.

99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on October 15, 2002 pursuant to the Transfer and Servicing Agreement, dated as of June 12, 2001 among HRSI Funding, Inc. II, as Transferor, Household Finance Corporation, as Servicer and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Household Private Label Credit Card Master Note Trust I, as issuer, with respect to the Class A, Class B and Class C notes, Series 2002-2.

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